UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 12, 2006
NS GROUP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	1-9838	61-0985936
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
530 West Ninth Street, Newport, Kentucky 41071
(Address of principal executive offices)
Registrant’s telephone number, including area code: (859) 292-6809
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On May 12, 2006, NS Group, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing today that the hourly employees of the company’s finishing facility located in Oklahoma, approved a new five-year labor agreement. Approximately 170 hourly employees represented by the United Steelworkers Local 9368 are covered by the new contract that will expire in May 2011.
     The information, including exhibits attached hereto, in this Current Report, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits

Exhibit	Description

99.1	Press release, dated as of May 12, 2006, of NS Group, Inc. (furnished pursuant to Item 7.01 hereof)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS GROUP, INC.

May 12, 2006	By:	/s/ Thomas J. Depenbrock

Thomas J. Depenbrock Vice President-Finance, Treasurer and Chief Financial Officer